                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 23, 2001


                             IMS HEALTH INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



  DELAWARE                     001-14049                       06-1506026
-------------           --------------------------         ----------------
 (State of               (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)


1499 POST ROAD
FAIRFIELD, CT                                         06430
--------------------------------------------         -------------
(Address of principal executive offices)             (Zip Code)

                                 (203) 319-4700
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                      200 NYALA FARMS, WESTPORT, CT 06880
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Items 1-4.  Not Applicable.

Item 5.  OTHER EVENTS.
         ------------

On October 23, 2001, IMS Health Incorporated issued a press release announcing the appointment of Nancy Cooper as its new Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 6.  Not Applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

(a) Financial Statements.

    None

(b) Pro Forma Financial Information.

    None

(c) Exhibits.

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
-------           -------------------
99.1        Press Release of the Registrant dated
             October 23, 2001

Item 8-9.  Not Applicable.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMS HEALTH INCORPORATED



                                   By: /s/ Robert H. Steinfeld
                                      -------------------------------------
                                      Name: Robert H. Steinfeld
                                      Title: Senior Vice President, General
                                             Counsel and Secretary




Date:  October 24, 2001


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                   EXHIBIT DESCRIPTION
--------                 -------------------

99.1              Press Release of the Registrant dated
                    October 23, 2001